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                                                                   Exhibit 10.33




                                  $165,000,000


                                  SEPRACOR INC.

               6 1/4% Convertible Subordinated Debentures Due 2005







                               PURCHASE AGREEMENT










February 5, 1998
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                                                                February 5, 1998


Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Smith Barney Inc.
Vector Securities International, Inc.
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

         Sepracor Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several purchasers named in Schedule I hereto (the "INITIAL PURCHASERS") $165,000,000 principal amount of its 6 1/4% Convertible Subordinated Debentures due 2005 (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture (the "INDENTURE") to be dated the Closing Date (as defined below) between the Company and The Chase Manhattan Bank, as Trustee (the "TRUSTEE"). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $24,475,000 principal amount of its 6 1/4% Convertible Subordinated Debentures due 2005 (the "ADDITIONAL SECURITIES") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such 6 1/4% Convertible Subordinated Debentures due 2005 granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "SECURITIES". The Securities will be convertible into shares of Common Stock, $.10 par value per share ("Common Stock"), (the "UNDERLYING SECURITIES").

         The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act, and to institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that deliver a letter in the form annexed to the Final Memorandum (as defined below).

         The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the date hereof between the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the "PRELIMINARY MEMORANDUM") and will


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prepare a final offering memorandum (the "FINAL MEMORANDUM" and, with the
Preliminary Memorandum, each a "MEMORANDUM") including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering, a description of the Company and any material developments relating to the Company occurring after the date of the most recent financial statements included or incorporated into each Memorandum. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein. The terms "SUPPLEMENT", "AMENDMENT" and "AMEND" as used herein with respect to a Memorandum shall include all documents deemed to be incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

                  (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in either Memorandum complied or will comply when so filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in either Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

                  (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (c) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the


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         jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for shares of capital stock of BioSepra Inc., HemaSure Inc. and Versicor Inc. to the extent described in each Memorandum) are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, except for a negative pledge under the Company's credit agreement and the rights of the holders of the Company's Series B Redeemable Exchangeable Preferred Stock to shares of Common Stock of BioSepra Inc.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company.

                  (e) The authorized and outstanding capital stock of the Company as of September 30, 1997 is as set forth in each Memorandum under the caption "Capitalization" and the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Final Memorandum. The shares of capital stock of the Company outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable and their issuance was not subject to any preemptive or similar rights.

                  (f) The shares of the Company's capital stock outstanding on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable.

                  (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement, except as (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles and (iii) the indemnification provisions of the Registration Rights Agreement may be unenforceable as a matter of public policy.


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                  (h)      The Underlying Securities reserved for issuance upon
         conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Securities is not, and the issuance of the Underlying Securities will not be, subject to any preemptive or similar rights.

                  (i) Each of the Indenture and Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law, except as (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles.

                  (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary except to the extent such contravention would not singly or in the aggregate have material adverse effect on the Company and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

                  (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum.


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                  (l)      There are no legal or governmental proceedings
         pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Final Memorandum.

                  (m) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (n) To the Company's knowledge, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (o) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (p) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the


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         sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities, (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (q) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  (r) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

                  (s) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except to the extent that the failure to so possess would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (t) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (u) The accountants, Coopers & Lybrand L.L.P., who have certified certain of the financial statements included or incorporated by reference in each Memorandum (or any amendment or supplement thereto) are independent public accountants as required by the Securities Act.


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                  (v)      The financial statements, together with related
         schedules and notes, included or incorporated by reference in each Memorandum, present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries on the basis stated in each Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in either Memorandum are accurately presented and prepared, in the case of the financial information, on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries.

                  (w) The Company and each of its subsidiaries are conducting their business in compliance with all the laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, those of the United States Food and Drug Administration (the "FDA"), except where failure to be so in compliance, singly or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (x) Except as disclosed in each Memorandum, the Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, manufacturing processes, formulae, trade secrets and know-how or other information (collectively, "Intellectual Property") described in either Memorandum as owned by or used by it in the conduct of its business as such business is described in each Memorandum or which, to the knowledge of the Company, is necessary for the sale of its products or proposed products described in either Memorandum, except as where the failure to own or possess such rights would not, singly or the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. To the knowledge of the Company, none of the material patent rights owned or licensed by the Company is unenforceable or invalid. Except as disclosed in each Memorandum, the Company is not aware of any patents issued to third parties, pending patent applications filed by third parties or proprietary rights of any third party which would be infringed by the sale of any of the Company's products or proposed products described in either Memorandum, except for such infringements which would not singly or in the aggregate have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company is not aware of any infringement of any of the Company's or its subsidiaries' Intellectual Property rights by any third party which could be reasonably expected to


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         have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (y) None of the statements in the Final Memorandum describing (i) the License Agreement dated June 1, 1993 between the Company and Marion Merrell Dow Inc., (ii) the Exclusive License Agreement dated as of December 5, 1997 between the Company and Schering-Plough Ltd. or (iii) the Norastemizole Collaboration and License Agreement dated on or about February 2, 1998 between the Company and Janssen Pharmaceutica N.V. contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such statements and the descriptions of such agreements set forth in the Final Memorandum, in the light of the circumstances under which such statements and descriptions were made, not misleading.

                  (z) The Underlying Securities have been approved for quotation on the Nasdaq National Market.

         2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in
Schedule I hereto opposite its name at a purchase price of 97% of the principal amount thereof (the "PURCHASE PRICE") plus accrued interest, if any, to the Closing Date (as defined below).

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have a one-time right to purchase, severally and not jointly, up to $24,475,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. If you, on behalf of the Initial Purchasers, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in
Section 4 solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. If any Additional Securities are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of


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Additional Securities to be purchased as the principal amount of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.

         The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Initial Purchasers, it will not, during the period ending 90 days after the date of the Final Memorandum,
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Securities under this Agreement or (B) the issuance of the Underlying Securities upon conversion of the Securities or (C) the issuance by the Company of any shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Initial Purchasers have been advised in writing or (D) the grant of options to employees, directors and consultants of the Company, provided such options are not exercisable in such 90 day period.

         The Company hereby agrees that it will cause each of its directors and executive officers to enter into separate "lock-up" agreements, each substantially in the form of Exhibit D hereto, relating to sales and certain dispositions of shares of Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock and the exercise of registration rights with respect thereto (the "Lock-Up Agreements").

         3. Terms of Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

         4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on February 10, 1998, at a closing to be held at the offices of Hale and Dorr LLP in Boston, Massachusetts or at such other time and place on the same or such other date, not later than February 17, 1998, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."


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         Payment for any Additional Securities shall be made to the Company in
Federal or other funds immediately available in New York City at a closing to be held at the offices of Hale and Dorr LLP in Boston, Massachusetts against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the notice described in Section 2 or at such other time and place on the same or on such other date, in any event not later than March 17, 1998, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

         Certificates for the Firm Securities and Additional Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Securities and Additional Securities shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

         5. Conditions to the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

                  (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

       The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.


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                  (c)      The Initial Purchasers shall have received on the
         Closing Date an opinion of Hale and Dorr LLP, outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A. Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

                  (d) You shall have received on the Closing Date an opinion of Stewart McKelvey Sterling Scales, Canadian counsel to the Company, dated the Closing Date and addressed to you, with respect to the matters set forth in clauses (B) and (I) of Exhibit A, and such other matters as you and your counsel may reasonably request, relating to Sepracor Canada Limited.

                  (e) You shall have received on the Closing Date an opinion of Hyman, Phelps & McNamara, regulatory counsel for the Company, dated the Closing Date, to the effect that it has reviewed the information in each Memorandum under the captions "Risk Factors -- Risks Relating to Sepracor's Pharmaceutical Program -- Regulatory Approvals and Clinical Trials", and "Business -- Government Regulation", and to the extent that such information constitutes matters of law or summaries of matters of law, such information is complete and correct in all material respects. In addition, based upon such counsel's representation of the Company in regulatory matters relating to the FDA, such counsel shall state that it believes that such information does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

                  (f) The Initial Purchasers shall have received on the Closing Date (i) an opinion of Pennie & Edmonds, patent counsel for the Company, dated the Closing Date to the effect set forth in Exhibit B-1,
         (ii) an opinion of Heslin & Rothenberg, a patent counsel to the Company, dated the closing date to the effect set forth in Exhibit B-2, and (iii) an opinion of Douglas Reedich, Esq. dated the Closing Date to the effect set forth in Exhibit B-3. Such opinions shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

                  (g) The Initial Purchasers shall have received on the Closing Date an opinion of Ropes & Gray, counsel for the Initial Purchasers, dated the Closing Date, to the effect set forth in Exhibit C.

                  (h) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Coopers & Lybrand LLP, independent public


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         accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into each Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (i) The "lock-up" agreements, each substantially in the form of Exhibit C hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

                  (j) The Securities shall have been designated for trading on PORTAL.

                  (k) The Underlying Securities shall have been approved for quotation on the Nasdaq National Market.

                  (l) The Company shall have executed and delivered the Indenture and the Registration Rights Agreement and the Trustee shall have executed and delivered the Indenture.

         The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Securities and other matters related to the issuance of the Additional Securities.

         6. Covenants of the Company. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, the Company covenants with each Initial Purchaser as follows:

                  (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

                  (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

                  (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

                  (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) all document production charges and expenses of counsel to the Initial Purchasers (but not including their fees for professional services) in connection with the preparation of this Agreement, (vi) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vii) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (viii) the cost of the preparation, issuance and delivery of the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (x) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

                  (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

                  (g) Neither the Company nor any Affiliate will solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (h) While any of the Securities or the Underlying Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (i) To use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

                  (j) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company and its Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions requirement of Regulation S.

                  (k) During the period of two years after the Closing Date or the Option Closing Date, if later, the Company will not resell any of the Securities or the Underlying Securities which constitute "restricted securities" under Rule 144A that have been reacquired by it.

                  (l) To comply with all of the terms and conditions of the Registration Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book entry" transfer.

                  (m) Prior to any registration of the Securities pursuant to the Registration Agreement, or at such earlier time as may be so required, to qualify the Indenture under the 1939 Act and to enter into any necessary supplemental indentures in connection therewith.

         7.       Offering of Securities; Restrictions on Transfer.

                  (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (1) QIBs or (2) other institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act ("INSTITUTIONAL ACCREDITED INVESTORS") that, prior to their purchase of the Securities, deliver to such Initial Purchaser a letter containing the representations and agreements set forth in Appendix A to the Memorandum.

                  (b) Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

                  (i) such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

                  (ii) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

                  (iii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

                  (iv) such Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date (or Option Closing Date, if later), only in accordance with Rule 903 of Regulation S or as otherwise permitted in
                  Section 7(a); accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

                  (v) such Initial Purchaser has (A) not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on;

                  (vi) such Initial Purchaser understands that the Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, any Securities in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

                  (vii) such Initial Purchaser agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

         "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons
(i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this Section 7(b) have the meanings given to them by Regulation S.

         8.       Indemnity and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to the Preliminary Memorandum shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Initial Purchaser, if a copy of the Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Initial Purchaser to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof.

                  (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in either Memorandum or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan

         Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d)      To the extent the indemnification provided for in
         Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the Final Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

                  (e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in

New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

         10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If, on the Closing Date, or the Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase Additional Securities or (b) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

         If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

         11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                  Very truly yours,

                                  SEPRACOR INC.



                                  By:  /s/David P. Southwell
                                       ----------------------------------------
                                       Name:  David P. Southwell
                                       Title: Executive Vice President and Chief
                                                Financial Officer

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Smith Barney Inc.
Vector Securities International, Inc.

Acting severally on behalf of themselves and the several Initial Purchasers named in
    Schedule I hereto.

By: Morgan Stanley & Co. Incorporated


By: /s/ William H. Wright II
    ---------------------------------
    Name:  William H. Wright II
    Title: Managing Director

                                   SCHEDULE I



                                                  PRINCIPAL AMOUNT OF
      INITIAL PURCHASER                           FIRM SECURITIES TO BE
      -----------------                           PURCHASED
Morgan Stanley & Co. Incorporated                 $99,000,000

Lehman Brothers Inc.                               16,500,000

Smith Barney Inc.                                  33,000,000

Vector Securities International, Inc.              16,500,000

                                                   Total:  $165,000,000

                                    EXHIBIT A

                          OPINION OF HALE AND DORR LLP

The opinion of Hale and Dorr LLP, to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

         A. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in Massachusetts.

         B. Each domestic subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum; all of the issued shares of capital stock of each domestic subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for BioSepra Inc.) are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims known to such counsel, except for the negative pledge under the Company's credit agreement and the right of the holders of the Company's Series B Redeemable Exchangeable Preferred Stock to shares of BioSepra Inc.

         C. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         D. The authorized and outstanding capital stock of the Company, as of September 30, 1997, is as set forth in the Final Memorandum under the caption "Capitalization". The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Final Memorandum under the caption "Description of Capital Stock".

         E. The shares of Common Stock outstanding on the Closing Date or Option Closing Date have been duly authorized and are validly issued, fully paid and non-assessable.

         F. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

         G. The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive rights under Delaware law or the Company's Certificate of Incorporation.

         H. Each of the Indenture and Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

         I. The execution and delivery by the Company of, and the performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, any agreement or other instrument binding upon the Company or any of its subsidiaries that is an exhibit to any of the documents incorporated by reference into either Memorandum or, to the best of such counsel's knowledge, any judgment, order or decree of any United States or Massachusetts governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any United States or Massachusetts governmental body or agency is required for the performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

         J. Such counsel does not know of any legal or governmental proceedings (excluding proceedings relating to patent matters) pending which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings described in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Final Memorandum.

         K. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         L. The statements in the Final Memorandum under the captions "Description of Debentures", "Description of Capital Stock," "Plan of Distribution", "Transfer Restrictions" in the Final Memorandum, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

         M. The statements in the Final Memorandum under the caption "Certain Federal Income Tax Considerations," insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.

         N. Each document incorporated by reference in the Final Memorandum (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion), complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

         O. No facts have come to such counsel's attention which causes them to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Final Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         P. Based upon and assuming the accuracy of the representations, warranties and agreements of the Company in Sections 1(p), 1(r), 6(f), 6(g) and 6(j) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement and of each institutional accredited investor in the letter executed by such investor in the form of Appendix A to the Memorandum, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with
Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

With respect to paragraph O above, counsel may state that its belief is based upon its participation in the preparation of the Final Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof and review of the documents incorporated by reference therein, but are without independent check or verification except as specified.

         EXHIBIT B-1


         OPINION OF PENNIE & EDMONDS

         The opinion of Pennie & Edmonds LLP, patent counsel to the Company, shall be to the effect that:

         1. With respect to issued patents resulting from patent applications prosecuted by such counsel, such counsel has disclosed, and with respect to patent applications being prosecuted by such counsel, such counsel has disclosed or intends to disclose, to the United States Patent and Trademark Office ("U.S. PTO") any references known by such counsel to be material to the patentability of the claimed inventions of the United States patents and patent applications of the Company and its subsidiaries prosecuted by such counsel in accordance with 37 C.F.R. Section 1.56.

         2. With respect to patent applications of the Company being prosecuted by such counsel, such counsel is of the belief that none of such references disclosed, or such references that such counsel intends to disclose, to the U.S. PTO constitute a bar under 35 U.S.C. Section 102 to patentability of the claims pending in such applications.

         3. To such counsel's knowledge, the Company (or its subsidiaries) is the sole assignee (or a joint assignee and exclusive licensee) of each of the United States patents and patent applications of the Company and its subsidiaries being prosecuted by such counsel) (see Attachment I which attachment lists all of the Company's and its subsidiaries' United States patents and patent applications being prosecuted by such counsel; except as set forth in the Final Memorandum, to such counsel's knowledge, no other entity or individual has any right or claim in any of such patents or patent applications (or any patent to be issued therefrom) by virtue of any contract, license or other agreement, known to such counsel, entered into between such entity or individual and the Company or a subsidiary of the Company.

         4. Except as described in the Final Memorandum or in the documents incorporated by reference into the Final Memorandum, to such counsel's knowledge, neither the Company nor any subsidiary has received any notice of infringement of a patent of another as of February __, 1998.

         5. Such counsel is not aware of any valid basis for a finding of unenforceability or invalidity under 35 U.S.C. Section 102 of any United States patents with respect to which such counsel is patent counsel.

         6. Except as set forth in the Final Memorandum or in the documents incorporated by reference into the Final Memorandum, there are no judicial proceedings pending relating to patents or proprietary information to which the Company or a subsidiary is a party and, to the best of counsel's knowledge, no such judicial proceedings are threatened by any person;

         7. The statements under the captions "Risk Factors - Risks Relating to Sepracor's Pharmaceutical Development Program - Patent Uncertainties", "Risk Factors - Patent Interference", "Business - Patents and Proprietary Technology" and "Business - Legal Proceedings" that relate to matters for which such counsel acts as patent counsel to the Company, insofar as such statements constitute matters of law or legal conclusions thereunder are accurate and correct in all material respects and fairly present such matters;

         8. With respect to United States patent matters for which such counsel acts as patent counsel to the Company, nothing has come to such counsel's attention which would lead them to believe that the sections of the Final Memorandum entitled "Risk Factors- Risks Relating to Sepracor's Pharmaceutical Development Program - Patent Uncertainties", "Risk Factors -- Patent Interference", "Business - Patents and Proprietary Technology" and "Business - Legal Proceedings", at the time the Final Memorandum was issued or as of the date of this opinion, contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading.

         EXHIBIT B-2


         OPINION OF HESLIN & ROTHENBERG

         The opinion of Heslin & Rothenberg, patent counsel to the Company, shall be to the effect that:

         1. With respect to issued patents resulting from patent applications prosecuted by such counsel, such counsel has disclosed, and with respect to patent applications being prosecuted by such counsel, such counsel has disclosed or intends to disclose, to the United States Patent and Trademark Office ("U.S. PTO") any references known by such counsel to be material to the patentability of the claimed inventions of the United States patents and patent applications of the Company and its subsidiaries prosecuted by such counsel in accordance with 37 C.F.R. Section 1.56.

         2. With respect to patent applications of the Company being prosecuted by such counsel, such counsel is of the belief that none of such references disclosed, or such references such counsel intends to disclose to the U.S. PTO constitute a bar under 35 U.S.C. Section. 102 to the patentability of the claims pending in such applications.

         3. To such counsel's knowledge, except for the three patent applications identified on Attachment I, the Company (or its subsidiaries) is the sole assignee (or a joint assignee and exclusive licensee) of each of the United States patents and patent applications being prosecuted by such counsel (see Attachment I which attachment lists all of the Company's and its subsidiaries' United States patents and patent applications being prosecuted by such counsel); except as set forth in the Final Memorandum, to such counsel's knowledge, no other entity or individual has any right or claim in any of such patents or patent applications (or any patent to be issued therefrom) by virtue of any contract, license or other agreement, known to such counsel, entered into between such entity or individual and the Company and a subsidiary of the Company.

         4. Except as described in the Final Memorandum or in the documents incorporated by reference into the Final Memorandum, to such counsel's knowledge, neither the Company nor any subsidiary has received any notice of infringement of a patent of another as of February __, 1998.

         5. Such counsel is not aware of any information or any activity of the Company or of counsel that, in counsel's opinion, would provide a basis for a finding of unenforceability or invalidity of any patents of the Company or its subsidiaries.

         6. Except as set forth in the Final Memorandum or in the documents incorporated by reference into the Final Memorandum, there are no judicial proceedings pending relating to patents or proprietary information to which the Company or a subsidiary is a party and, to the best of counsel's knowledge, no such judicial proceedings are threatened by any person;

         7. The statements under the captions "Risk Factors - Risks Relating to Sepracor's Pharmaceutical Development Program - Patent Uncertainties" "Risk Factors - Patent Interference", "Business - Patents and Proprietary Technology" and "Business - Legal Proceedings", insofar as such matters constitute matters of law or legal conclusions thereunder are accurate and correct in all material respects and fairly present such matters;

         8. With respect to United States patent matters, nothing has come to such counsel's attention which would lead them to believe that the sections of the Final Memorandum entitled "Risk Factors- Risks Relating to Sepracor's Pharmaceutical Development Program - Patent Uncertainties", "Risk Factors - Patent Interference", "Business - Patents and Proprietary Technology" and "Business - Legal Proceedings", at the time the Final Memorandum was issued or as of the date of this opinion, contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading.

         EXHIBIT B-3


         OPINION OF DOUGLAS REEDICH, ESQ.

         The opinion of Douglas Reedich, Esq., patent counsel to the Company, shall be to the effect that:

         1. To such counsel's knowledge, based on such counsel's knowledge of the products and proposed products of the Company and the conduct of the business of the Company, the sale in the United States of the drug substances recited as Sepracor ICEs in the Final Memorandum for the associated indications recited in the Final Memorandum would not infringe any patent claiming (a) a drug substance mentioned in the Final Memorandum or (b) its use for the associated indication mentioned in the Final Memorandum of which such counsel is aware that is not either (i) described in the Final Memorandum, (ii) mentioned in this letter or (iii) owned by, controlled by, or licensed to Sepracor or its licensees. Furthermore, to the best of such counsel's knowledge, the information contained in the Final Memorandum concerning third party patents that may be relevant to the sale of the products and proposed products of the Company is correct.

         2. Except as described in the Final Memorandum or in the documents incorporated by reference into the Final Memorandum, to such counsel's knowledge, neither the Company nor any subsidiary has received any notice of infringement of or conflict with rights of others with respect to any patent.

         EXHIBIT C


         OPINION OF ROPES & GRAY

The opinion of Ropes & Gray to be delivered pursuant to Section 5(d) of the Purchase Agreement shall be to the effect that:

         A. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         B. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued. The Securities have been duly authorized and, when issued and delivered in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive or similar rights under Delaware law or the Company's Certificate of Incorporation.

         C. The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under Delaware law or the Company's Certificate of Incorporation.

         D. Each of the Indenture and Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

         E. The statements in the Final Memorandum under the captions "Description of Securities", "Description of Capital Stock" "Plan of Distribution" and "Transfer Restrictions", insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, accurately summarizes in all material respects the matters referred to therein.

         G. Nothing has caused such counsel to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Final Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         H. Based upon and assuming the accuracy of the representations, warranties and agreements of the Company in Sections 1(p), 1(r), 6(f), 6(g) and 6(j) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement and of each institutional accredited investor in the letter executed by such investor in the form of Appendix A to the Memorandum, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with
Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

         With respect to paragraph G above, Ropes & Gray may state that their belief is based upon their participation in the preparation of the Final Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof (including the review of, but not participation in the preparation of, the incorporated documents), but are without independent check or verification except as specified.

         EXHIBIT D


FORM OF LOCK-UP LETTER


_____________, 1998


Morgan Stanley & Co. Incorporated
Lehman Brothers, Inc.
Smith Barney Inc.
Vector Securities International, Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, NY 10036

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with Sepracor Inc., a Delaware corporation (the "COMPANY"), providing for the offering (the "OFFERING") by the several Initial Purchasers, including Morgan Stanley (the "INITIAL PURCHASERS"), of $_____________ principal amount of the Company's __% Convertible Subordinated Debentures Due 2005 (the "SECURITIES"). The Securities will be convertible into shares of Common Stock, $.10 par value, of the Company (the "COMMON STOCK").

         To induce the Initial Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum relating to the Offering (the "FINAL MEMORANDUM"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to securities of the Company transferred by gift when the donee agrees in writing to be bound hereby or transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Final Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will be made only pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

         Very truly yours,



                                     (Name)


                                     (Address)


                                        2